                                                               Exhibit 31.2

                       NAVISTAR FINANCIAL CORPORATION
                              AND SUBSIDIARIES

CERTIFICATIONS

I, Andrew J. Cederoth, certify that:

   1. I have  reviewed  this  quarterly  report  on Form  10-Q  of  Navistar
      Financial  Corporation,  subsidiary of International  Truck and Engine
      Corporation;

   2. Based on my  knowledge,  this  report  does  not  contain  any  untrue statement  of a  material  fact  or  omit to  state  a  material  fact necessary to make the statements  made, in light of the  circumstances under which such  statements  were made, not  misleading  with respect to the period covered by this report;

   3. Based on my knowledge,  the financial statements,  and other financial information  included in this report,  fairly  present in all material respects  the  financial  condition,  results of  operations  and cash flows of the  registrant  as of, and for,  the  periods  presented  in this report;

   4. The registrant's  other  certifying  officer and I are responsible for establishing  and maintaining  disclosure  controls and procedures (as defined  in  Exchange  Act  Rules  13a-15(e)  and  15d-15(e))  for the
      registrant and have:
         a) Designed  such  disclosure  controls and  procedures,  or caused such  disclosure  controls and  procedures to be designed  under our supervision,  to ensure that material  information  relating to the registrant,  including its consolidated subsidiaries,  is made known to us by others within those  entities,  particularly during the period in which this report is being prepared;
         b) Evaluated  the  effectiveness  of  the  registrant's  disclosure controls  and  procedures  and  presented  in  this  report  our conclusions about the  effectiveness of the disclosure  controls and  procedures,  as of the end of the  period  covered  by this report based on such evaluation; and
         c) Disclosed  in  this  report  any  change  in  the   registrant's
            internal  control  over  financial   reporting  (as  defined  in
            Exchange  Act  Rules  13a-15(f)  and  15d-15(f))  that  occurred
            during  the   registrant's   most  recent  fiscal  quarter  (the
            registrant's  fourth  fiscal  quarter  in the case of an  annual report) that has materially  affected,  or is reasonably  likely to materially  affect,  the  registrant's  internal control over financial reporting; and

   5. The  registrant's  other  certifying  officer  and I  have  disclosed,
      based  on  our  most  recent   evaluation  of  internal  control  over
      financial  reporting,  to the  registrant's  auditors  and  the  audit committee of  registrant's  board of directors (or persons  performing the equivalent functions):
         a) All  significant  deficiencies  and material  weaknesses  in the
            design  or   operation  of  internal   control  over   financial
            reporting  which are reasonably  likely to adversely  affect the registrant's  ability to record,  process,  summarize and report information; and
         b) Any fraud,  whether or not material,  that  involves  management
            or  other   employees  who  have  a  significant   role  in  the
            registrant's internal controls over financial reporting.

Date June 9, 2004

/s/Andrew J. Cederoth
   Andrew J. Cederoth
  (Principal Financial Officer)